Fees Summary	Apr. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,000,000
Previously Paid Amount	(0)
Total Fee Amount	2,762.00
Total Offset Amount	(0)
Net Fee	$ 2,762.00